UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2006
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AFFINITY MEDIA INTERNATIONAL CORP.
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(Exact Name of Registrant as Specified in Charter)

Delaware ------------------------------	000-51983 ------------------------------	20-3315459 ------------------------------
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1850 Sawtelle Blvd., Suite 470 Los Angeles, California ------------------------------		90025 ------------------------------
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (310) 479-1555
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Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

On June 9, 2006, Affinity Media International Corp. (the "Company") consummated its initial public offering ("IPO") of 2,750,000 Units. On June 29, 2006, the Company consummated the closing of 412,500 Units subject to the underwriters' over-allotment option. Each Unit consisted of one share of common stock, $.0001 par value per share, and two warrants, each to purchase one share of the Company's common stock. The 3,162,500 Units sold in the IPO (including the 412,500 Units subject to the underwriters' over-allotment option) were sold at an offering price of $6.00 per Unit, generating total gross proceeds of $18,975,000. Of this amount, $18,900,750 was placed in trust.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

    (c) Exhibits:

    Exhibit 99.1     Press Release dated June 29, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFINITY MEDIA INTERNATIONAL CORP.

Dated: June 29, 2006	By:	/s/ Howard Cohl
Howard Cohl
President

Exhibit 99.1

Contact:

Howard Cohl
President
Affinity Media International Corp.
(310) 479-1555

FOR IMMEDIATE RELEASE
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AFFINITY MEDIA INTERNATIONAL CORP.’S
OVERALLOTMENT OPTION EXERCISED BY UNDERWRITERS
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NEW YORK, NEW YORK, June 29, 2006 —Affinity Media International Corp. (the “Company”; OTCBB:AFMIU) announced today that the underwriters for its initial public offering exercised in full their option to purchase 412,500 units subject to the underwriters' over-allotment option and purchased such units on June 29, 2006.  Each unit consists of one share of common stock and two warrants.

The 3,162,500 units sold in the offering (including the 412,500 units subject to the underwriters' over-allotment option) were sold at an offering price of $6.00 per unit, generating total gross proceeds of $18,975,000 to the Company. Of this amount, $18,900,750 was placed in trust.  Maxim Group LLC acted as lead underwriter for the initial public offering. A copy of the prospectus may be obtained from Maxim Group LLC, 405 Lexington Ave., New York, NY 10174.

A registration statement relating to these securities was filed and declared effective by the Securities and Exchange Commission. This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of Affinity Media International Corp., nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

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